Exhibit 99.1

Mitel Q2 2016 Earnings Call

Presentation

August 4, 2016

Safe Harbor Statement

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the anticipated size of the markets and continued demand for Mitel products and services; access to available financing on a timely basis and on reasonable terms; the integration of Mavenir and the ability to recognize the anticipated benefits from the acquisition of Mavenir;

Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies. Additional risks are described under the heading _Risk Factors_ in Mitel’s

Annual Report on Form 10-K for the year ended December 31, 2015 filed with the U.S. Securities and Exchange Commission (the _SEC_ ) and Canadian securities regulatory authorities on February 29, 2016. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

2 |©2015 Mitel. Proprietary and Confidential.

Non-GAAP Financial Measurements

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, the following non-GAAP information which management believes provides useful information to investors. Mitel provides a reconciliation between GAAP and non-GAAP financial information in our quarterly results announcements and in the supplemental slides used in conjunction with th e company’s quarterly call. This information is available on our website at www.mitel.com under the _Investor Relations_ section http://investor.mitel.com/events.cfm.

Non-GAAP Financial Measures

This presentation includes references to non-GAAP financial measures including Adjusted EBITDA, non-GAAP net income, non-GAAP EPS (earnings per share), non-GAAP revenues and non-GAAP gross margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to our quarterly results announcement.

Mitel completed the acquisition of Mavenir Systems Inc. on April 29, 2015. _As reported_ results in our quarterly results an nouncement and the attached tables refer to the U.S. GAAP results of Mitel, which include the results of Mavenir from the date of acquisition. Pro-forma results reflect the results of the company as if it had been fully combined with Mavenir Systems for the full presented period. Non-GAAP Revenues and non-GAAP Gross Margin have been adjusted to exclude the effect of purchase accounting. These adjustments have no i mpact on Mitel’s business or cash flows, but adversely affect the

Company`s reported revenues and gross margin in the period following an acquisition. For a reconciliation of Mitel’s as-reported results to the pro-forma results and non-GAAP results, please see the tables attached to our quarterly announcement as well as the Form 8-K presenting combined historical results of Mitel and Mavenir filed with the SEC on August 6, 2015.

Constant Currency Estimates

Management refers to growth rates at constant currency or adjusting for currency so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company’s business performance. Financial results adjusted for currency are calculated by translating prior period activity in local currency using the current period currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the US dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates.

Annualized Exit Monthly Cloud Recurring Revenue

Annualized Exit Monthly Cloud Recurring Revenue is a leading indicator of our anticipated cloud recurring revenues. We believe that trends in revenue are important to understanding the overall health of our cloud business. Our Annualized Exit Monthly Cloud Recurring Revenue equals our Monthly Cloud Recurring Revenue multiplied by 12. Our Monthly Cloud Recurring Revenue equals the monthly value of all customer subscriptions in effect at the end of a given month. For example, our Monthly Recurring Subscriptions at June 30, 2016 were $10.12 million. As such, our Annualized Exit Monthly Cloud Recurring

Revenues at June 30, 2016 were $121.4 million.

3 |©2015 Mitel. Proprietary and Confidential.

Q2 2016 Business Highlights

Financial Performance Exceeds Guide

Non -GAAP Revenue of $308m, up 3% y-y and exceeds

consensus

Adj EBITDA of $46m up 43% y-y, exceeds consensus

Non -GAAP EPS up 73% to $0.19, exceeds consensus

Strong Cloud Growth and Expansion

Added 31,000 recurring cloud seats, bringing total to

451,000, up 37% y-y

Recognized first Mobile Enterprise revenue from cross-sell

between Cloud and Mobile

Expanded cloud channel presence in new countries

including China; Japan; Italy; Norway; and Spain

Enterprise Division Outperforms

Gross margin and EBITDA expansion

Continues to take share in the Americas and Europe

Performance in -line with target model year-to-date

Acknowledged by Gartner as a Leader in their Magic UC

Mid-Market & Global Enterprise Magic Quadrants

Mobile Division Achieves Record Margins while Expanding Footprints

Record post-acquisition gross margins of 62%

Total of 50 technology (VoLTE, VoWiFi & RCS) footprints, up

from 35 in Q1

19 footprints in network-wide roll-out, up from 11 in Q1

Exceeded 2016 target of 15 footprints at mid-year and reset the

2016 target to 25

4 |©2015 Mitel. Proprietary and Confidential.

Quarterly Income Statement (Pro Forma)

(All amounts non-GAAP and dollars in millions except for earnings per share)

Q2 2016

YoY

YoY

Historical currency

Constant currency

Fav (Unfav)

Fav (Unfav)

Non-GAAP Revenue

$307.7

3%

3%

Non-GAAP

56.1%

290 bps

290 bps

Gross Margin %

Adj. EBITDA $

$45.9

43%

43%

Adj. EBITDA %

14.9%

410 bps

410 bps

Non-GAAP EPS

$0.19

$0.08

$0.08

Executing on Strategy to Deliver Profitable Growth

5 |©2015 Mitel. Proprietary and Confidential.

Segment Performance Enterprise (Pro Forma)

(All amounts non-GAAP and dollars in millions)

Q2 2016

YoY

YoY

Historical currency

Constant currency

Fav (Unfav)

Fav (Unfav)

Product

$

137.8

(6%)

(6%)

Recurring

$

49.3

4%

4%

Services

$

27.3

26%

26%

Total Enterprise

$

214.4

(1%)

(1%)

Revenue (non-GAAP)

Enterprise Gross Margin

55.7%

110 bps

110 bps

% (non-GAAP)

Enterprise EBITDA %

17.8%

170 bps

170 bps

Division Outperforms and Gains Market Share

6 |

©2015 Mitel. Proprietary and Confidential.

Segment Performance

Cloud

(Pro Forma)

(All amounts non-GAAP and dollars in millions)

Q2 2016

YoY

YoY

Historical

Constant

currency

currency

Fav (Unfav)

Fav (Unfav)

Product

$

15.8

39%

38%

Recurring

$

29.6

17%

17%

Services

$

0.5

0%

0%

Total Cloud Revenue

$

45.9

23%

23%

(non-GAAP)

Total Cloud Gross

51.9%

210

bps

210

bps

Margin (non-GAAP)

Cloud EBITDA %

4.6%

220

bps

220

bps

Strong Revenue Growth and Margin Expansion

7 |©2015 Mitel. Proprietary and Confidential.

Segment Performance Cloud

8

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©2015 Mitel. Proprietary and Confidential.

Segment Performance

Mobile (Pro Forma)

(All amounts non-GAAP and dollars in millions)

Q2

2016

YoY

YoY

Historical

Constant

currency

currency

Fav (Unfav)

Fav (Unfav)

Product

$

33.0

34%

34%

Recurring

$

8.8

(7%)

(7%)

Services

$

5.6

(49%)

(49%)

Total Mobile Revenue

$47.4

5%

5%

(non-GAAP)

Total Mobile Gross

62.2%

1,300

bps

1,300

bps

Margin (non-GAAP)

Mobile EBITDA %

12.0%

1,980

bps

1,980

bps

Improving Execution and Solid Growth Drive Strong Margins

9 |©2015 Mitel. Proprietary and Confidential.

Growing

recurring

revenue

streams (Pro

Forma)

(All amounts non-GAAP and

dollars in millions)

Q2 2016

YoY

YoY

Historical

Constant

Recurring Revenue

currency

currency

Fav (Unfav)

Fav (Unfav)

by Type

Enterprise

$

49.3

4%

4%

Cloud

$

29.6

17%

17%

Mobile

$

8.8

(7%)

(7%)

Total Recurring

Revenue

$

87.7

6%

6%

(non-GAAP)

HW and SW Support

% of total non-

Cloud

GAAP revenue

28.5%

90 bps

90 bps

Legacy

(pro-forma)

10 |©2015 Mitel. Proprietary and Confidential.

Revenue by Region    (Pro Forma)

(All amounts non-GAAP and dollars in millions)

Q2 2016    YoY YoYRevenue byRegion

    HistoricalConstant

    currencycurrenc

    Fav (Unfav)Fav (Unf

Americas    $152.0 7%7%

EMEA    $144.0 10%10%

Asia Pacific    $11.7(55%)(55%)

Total Revenue     AmericasEMEAAsia Pacific

(non-GAAP)    $307.7 3%3%

|©2015 Mitel. Proprietary and Confidential.

Select Balance Sheet Metrics (Pro Forma)

(Dollars in millions. DSO and Inventory turns on non-GAAP revenue and COGS)

Jun 2016 Dec 2015

Cash and cash equivalents $ 61.2 $ 91.6

Total Liquidity $111.2 $141.6 Accounts Receivable $258.3 $290.2 DSO 77 79 Inventory $91.6 $92.8 Inventory Turns 6 6

Debt Leverage Actual leverage Permitted leverage ratio ratio

Jun 2016 4.10 4.25

Covenant flexibility will be significantly improved as a result of the $60m termination fee.

12 |©2015 Mitel. Proprietary and Confidential.

Balance Sheet Strength An Industry Differentiator!

Continued De-Leveraging

680.0 4.4

660.0

4.2

640.0

4.0 620.0

3.8 600.0

580.0

3.6

560.0

3.4

540.0

3.2 520.0

500.0 3.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

Gross Debt(1) Net Leverage Ratio(2)

(1) Gross Debt defined as principal outstanding on the senior credit facility

(2) Net Leverage Ratio is calculated as Net Debt / TTM Reported EBITDA

|©2015 Mitel. Proprietary and Confidential.

Q3-2016 Guidance

Non-GAAP Revenue    $275 million to $295 million

Non-GAAP Gross Margin %    54.0% to 56.0%

Adjusted EBITDA %    11.0% to 13.0%

Non-GAAP EPS1    $0.10 to $0.15

1 Based on 125M Non -GAAP weighted average shares outstanding

14 |©2015 Mitel. Proprietary and Confidential.

Appendix

15 |©2015 Mitel. Proprietary and Confidential.

Historical and Constant Currency Measures

	Q2 2016	Q2 2015 Pro Forma constant currency	Q2 2015 Reported	Q2 2015 Pro Forma historical currency	YoY historical currency	YoY constant currency
Non-GAAP Revenue	307.7	298.4	292.3	298.3	3%	3%
Non-GAAP Gross Margin %	56.1%	53.2%	53.6%	53.2%	2.9%	2.9%
EBITDA $	45.9	32.2	40.6	32.2	43%	43%
EBITDA %	14.9%	10.8%	13.9%	10.8%	4.1%	4.1%
EPS	$ 0.19	$ 0.11	$ 0.18	$ 0.11	$ 0.08	$ 0.08
Enterprise Segment						
Product	137.8	146.9	146.8	146.8	-6%	-6%
Recurring	49.3	47.6	47.6	47.6	4%	4%
Services	27.3	21.6	21.6	21.6	26%	26%
Total Revenue	214.4	216.1	216.0	216.0	-1%	-1%
GM %	55.7%	54.6%	54.6%	54.6%	1.1%	1.1%
EBITDA $	38.1	34.8	34.8	34.8	9%	9%
EBITDA %	17.8%	16.1%	16.1%	16.1%	1.7%	1.7%
Cloud Segment						
Product	15.8	11.4	11.4	11.4	39%	38%
Recurring	29.6	25.4	25.3	25.3	17%	17%
Services	0.5	0.5	0.5	0.5	0%	0%
Total Revenue	45.9	37.3	37.2	37.2	23%	23%
GM %	51.9%	49.7%	49.7%	49.7%	2.1%	2.1%
EBITDA $	2.1	0.9	0.9	0.9	133%	133%
EBITDA %	4.6%	2.4%	2.4%	2.4%	2.2%	2.2%
Mobile Segment						
Product	33.0	24.6	23.1	24.6	34%	34%
Recurring	8.8	9.5	6.4	9.5	-7%	-7%
Services	5.6	11.0	9.6	11.0	-49%	-49%
Total Revenue	47.4	45.0	39.1	45.1	5%	5%
GM %	62.2%	49.2%	51.7%	49.2%	13.0%	13.0%
EBITDA $	5.7	(3.5)	4.9	(3.5)	263%	263%
EBITDA %	12.0%	-7.8%	12.5%	-7.8%	19.8%	19.8%

16 | ©2015 Mitel. Proprietary and Confidential.

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